UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017 (June 23, 2017)

Bison Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China 100016
(Address of principal executive offices, including Zip Code)

(86) 10-8444-6968

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 23, 2017, Bison Capital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 5,250,000 units (“Units”), each Unit consisting of one ordinary share of the Company, no par value per share (“Ordinary Share”), one right entitling the holder thereof to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, and one-half of one warrant (“Warrant”), each whole Warrant exercisable to purchase one Ordinary Share, pursuant to the registration statements on Form S-1 (File Nos. 333-218404 and 333-218839). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $52,500,000. The Company granted the underwriters a 30-day option to purchase up to 787,500 additional units to cover over-allotments, if any.

As previously reported on a Current Report on Form 8-K of the Company, on June 23, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 388,750 placement units to its sponsor, Bison Capital Holding Company Limited and the underwriter and/or their designees, generating gross proceeds of $3,887,500.

A total of $53,812,500 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders.  An audited balance sheet as of June 23, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On June 28, 2017, the underwriters exercised their over-allotment option in full and purchased 787,500 additional Units at $10.00 per Unit, generating gross proceeds of $7,875,000. Simultaneously with the sale of the additional Units, the Company consummated the sale of an additional 43,312 placement units at $10.00 per unit, generating gross proceeds of $433,125. A total of $8,071,875 of the net proceeds were deposited in the trust account, bringing the aggregate proceeds held in the trust account to $61,884,375.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017

Bison Capital Acquisition Corp.

By:	/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer, Chief Financial Officer and Director

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